SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: July 23, 2003

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-25283 Commission file number	33-0717312 (I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California (Address of principal executive offices)		92707 (Zip Code)

(714) 427-3000
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On July 21, 2003, Corinthian Colleges, Inc. (“Corinthian”) issued a press release in which it announced student population and new student starts for the fiscal year ended June 30, 2003. A copy of Corinthian’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

July 23, 2003
/s/ DENNIS N. BEAL
Dennis N. Beal Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release of Corinthian Colleges, Inc. issued July 21, 2003.

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